Exhibit 99.1

Contacts:	For Media:	Randy Clerihue
(212) 578-5061

	For Investors:	Edward Spehar
(212) 578-7888

METLIFE ANNOUNCES PLAN TO PURSUE SEPARATION OF U.S. RETAIL BUSINESS

Decision Driven by Strategic Review and Regulatory Environment

Will Create More Competitive, Nimble U.S. Retail Franchise

MetLife Will Benefit from Reduced Capital Requirements and Sharper Focus

NEW YORK, January 12, 2016 – MetLife, Inc. (NYSE: MET) (“MetLife” or “the Company”) today announced a plan to pursue the separation of a substantial portion of its U.S. Retail segment. MetLife is currently evaluating structural alternatives for such a separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The Company is also undertaking preparations to complete the required financial statements and disclosures that would be required for a public offering or spin-off. The completion of a transaction taking the U.S. Retail segment public would depend on, among other things, the U.S. Securities and Exchange Commission (SEC) filing and review process as well as market conditions.

All of the Company’s other reporting segments – Group, Voluntary and Worksite Benefits (GVWB), Corporate Benefit Funding (CBF), Asia, Latin America, and Europe, the Middle East and Africa (EMEA) – would remain part of MetLife. In the U.S. market, MetLife will remain the leader in employee benefits through its GVWB business and a major provider of pension and retirement products through its CBF business.

MetLife plans to include the following entities in the new company: MetLife Insurance Company USA, General American Life Insurance Company, Metropolitan Tower Life Insurance Company and several subsidiaries that have reinsured risks underwritten by MetLife Insurance Company USA.

The new company would represent, as of September 30, 2015, approximately 20% of the operating earnings of MetLife and 50% of the operating earnings of MetLife’s U.S. Retail segment. The new company would have approximately $240 billion of total assets, including $45 billion currently reported in the Corporate Benefit Funding and Corporate and Other segments. Approximately 60% of current U.S. variable annuity account values, including 75% of variable annuities with living benefit guarantees, are in entities that would be a part of the new company. The new company would also contain approximately 85% of the U.S. universal life with secondary guarantee business.

The parts of the U.S. Retail segment that would stay with MetLife are: the life insurance closed block, property-casualty, and the life and annuity business sold through Metropolitan Life Insurance Company (MLIC). MLIC would no longer write new retail life and annuity business post-separation.

The new business is to be led by MetLife Executive Vice President Eric Steigerwalt. The complete management team of the new company, as well as its board of directors, is to be defined over time as preparations for the transaction take shape.

Steven A. Kandarian, MetLife chairman, president and CEO, said, “At MetLife our goal is to create long-term value for our shareholders and deliver exceptional customer experiences. As a result of our Accelerating Value strategic initiative, MetLife has been evaluating opportunities to increase sustainable cash generation and is directing capital to businesses where we can achieve a clear competitive advantage and deliver a differentiated value proposition for customers. This analysis considers the regulatory and economic environment in each market where we do business. We have concluded that an independent new company would be able to compete more effectively and generate stronger returns for shareholders. Currently, U.S. Retail is part of a Systemically Important Financial Institution (SIFI) and risks higher capital requirements that could put it at a significant competitive disadvantage. Even though we are appealing our SIFI designation in court and do not believe any part of MetLife is systemic, this risk of increased capital requirements contributed to our decision to pursue the separation of the business. An independent company would benefit from greater focus, more flexibility in products and operations, and a reduced capital and compliance burden.

“This separation would also bring significant benefits to MetLife as we continue to execute our strategy to focus on businesses that have lower capital requirements and greater cash generation potential. In the U.S., it would allow us to focus even more intently on our group business, where we have long been the market leader. Globally, we will continue to do business in a mix of mature and emerging markets to drive growth and generate attractive returns.”

Kandarian concluded, “It is important to note that this is just the first step in the process. We will provide more information as the transaction unfolds, consistent with U.S. securities laws.”

Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. No shareholder approval is expected to be necessary. Because the form of a separation has not yet been set, the Company cannot currently provide a specific potential completion date. If the separation takes the form of a public offering, the Company expects that it would file a registration statement with the SEC in approximately six months. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur.

This news release is not an offer to sell, or a solicitation of an offer to buy, any securities.

About MetLife

MetLife, Inc. (NYSE: MET), through its subsidiaries and affiliates (“MetLife”), is one of the largest life insurance companies in the world. Founded in 1868, MetLife is a global provider of life insurance, annuities, employee benefits and asset management. Serving approximately 100 million customers, MetLife has operations in nearly 50 countries and holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East. For more information, visit www.metlife.com.

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Forward-Looking Statements

This news release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified herein (including that no assurance can be given regarding the form that a separation transaction may take or the specific terms thereof or that a separation will in fact occur) and in MetLife, Inc.’s most recent Annual Report on Form 10-K (the “Annual Report”) filed with the U.S. Securities and Exchange Commission (the “SEC”), Quarterly Reports on Form 10-Q filed by MetLife, Inc. with the SEC after the date of the Annual Report under the captions “Note Regarding Forward-Looking Statements” and “Risk Factors,” and other filings MetLife, Inc. makes with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

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